Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JUNE, 1998



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.8789%



        Excess Protection Level
          3 Month Average  5.17%
          June, 1998  4.68%
          May, 1998  4.89%
          April, 1998  5.92%


        Cash Yield                                  17.69%


        Investor Charge Offs                        5.10%


        Base Rate                                   7.91%


        Over 35 Day Delinquency                     5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $ 35,974,950,178.51


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,536,555,660.02